SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

(Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

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☐	Definitive Proxy Statement
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PEDIATRIX MEDICAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PEDIATRIX MEDICAL GROUP, INC.	Shareholder Meeting to be held on 05/23/08
** IMPORTANT NOTICE **	Proxy Material Available
Regarding the Availability of Proxy Material	• Notice and Proxy Statement
• Annual Report
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE
You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/09/08.

PEDIATRIX MEDICAL GROUP, INC. 1301 CONCORD TERRACE SUNRISE, FL 33323-2825	HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
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2) BY TELEPHONE - 1-800-579-1639
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*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information ___________________________________	How To Vote _____________________________________________

Meeting Type:        Annual

Meeting Date:        05/23/08

Meeting Time:        10:00 A.M.

For holders as of:    03/27/08

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Meeting Location:

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Crowne Plaza Sawgrass Mills

13400 W. Sunrise Blvd.

Sunrise, FL 33323

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Meeting Directions:

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For Meeting Directions Please Call:

954-384-0175

Vote In Person

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

___________________________________

Vote By Internet

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To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS

Nominees:
	01) Cesar L. Alvarez	06) Pascal J. Goldschmidt, M.D.
	02) Waldemar A. Carlo, M.D.	07) Roger J. Medel, M.D.
	03) Michael B. Fernandez	08) Manuel Kadre
	04) Roger K. Freeman, M.D.	09) Enrique J. Sosa, Ph.D.
05) Paul G. Gabos

2.	Proposal to approve the Pediatrix 2008 Incentive Compensation Plan.

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for 2008.

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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